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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 20, 2007


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                 000-21531           05-0376157
    (State or Other Jurisdiction      (Commission         (IRS Employer
         of Incorporation)           File Number)      Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02-Results of Operations and Financial Condition. This information, including the portions of the exhibit attached hereto not expressly incorporated herein under Item 8.01 of this Current Report on Form 8-K, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On February 20, 2007, United Natural Foods, Inc. (the "Company") issued a press release to report its financial results for the quarter ended January 27, 2007. The press release is furnished as Exhibit 99.1 hereto.


Item 7.01   Regulation FD Disclosure.

On February 20, 2007, the Company conducted a conference call and audio webcast to review its financial results for the quarter ended January 27, 2007, market trends and the Company's future outlook. A transcript of management's prepared remarks on such conference call and audio webcast is furnished as Exhibit 99.2 hereto.


Item 8.01.  Other Events.

On February 20, 2007, the Company announced that it is expanding its operations in the Pacific Northwest of the United States with the construction of a new 237,000 square foot distribution center in Ridgefield, Washington. The Ridgefield distribution center is scheduled to commence operations in the late summer of 2007 and will serve as a regional distribution hub for customers in Portland, Oregon and other Northwest states.

A copy of the press release announcing the expansion of the Company's Pacific Northwest operations through the construction of the Ridgefield distribution center is attached as Exhibit 99.1 hereto, and the first two paragraphs under the heading "New Facility in Ridgefield, Washington" therein are incorporated by reference herein.

In addition, on February 20, 2007, the Company announced that it has entered into a letter of intent to lease warehouse space in central Florida to serve as a distribution facility for that region.


Item 9.01.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

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      (c)   Exhibits.

            Exhibit No.   Description
            -----------   -----------

               99.1 Press Release, dated February 20, 2007: United Natural Foods Announces Net Sales of $668.5 Million for the Second Quarter of Fiscal 2007.

               99.2 Transcript of Management's Prepared Remarks on the February 20, 2007 United Natural Foods Earnings Conference Call.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Mark E. Shamber
                                            Mark E. Shamber
                                            Vice President and Chief Financial
                                            Officer

                                        Date:  February 21, 2007